Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below have the same meaning as terms defined and included elsewhere in the Current Report on Form 8-K (the “Form 8-K”) filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 26, 2021. Unless the context otherwise requires, “Prior WeWork” refers to WeWork Inc. prior to the Closing Date, the “Company” refers to WeWork Inc. (“WeWork”) (f/k/a BowX Acquisition Corp.) after the Closing, and BowX Acquisition Corp (“BowX”) prior to the Closing Date.

The following unaudited pro forma condensed combined balance sheet as of June 30, 2021, the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021, and the year ended December 31, 2020, present the combination of the financial information of BowX and Prior WeWork after giving effect to the Business Combination, PIPE Investment, recapitalization (collectively, the “Business Combination and Related Transactions”) and related adjustments described in the accompanying notes, and have been prepared in accordance with Article 11 of Regulation S-X.

The unaudited pro forma condensed combined balance sheet as of June 30, 2021 combines the historical balance sheet of BowX and the historical consolidated balance sheet of Prior WeWork on a pro forma basis as if the Business Combination and Related Transactions, summarized below, had been consummated on June 30, 2021. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021, and for the year ended December 31, 2020, combine the historical statement of operations of BowX and Prior WeWork for such period on a pro forma basis as if the transaction, summarized below, had been consummated on January 1, 2020, the beginning of the earliest period presented:

•	The merger of Prior WeWork with and into BowX Merger Sub, a wholly owned subsidiary of BowX, with Prior WeWork surviving the merger as a wholly owned subsidiary of BowX;

•

The issuance and sale of 80,000,000 shares of WeWork Class A Common Stock for $10.00 per share and an aggregate purchase price of $800 million in the PIPE Investment pursuant to the Subscription Agreements, executed concurrently with the Merger Agreement;

•

The conversion of 9,075,000 shares of BowX Class B Common Stock into 9,075,000 shares of WeWork Class A Common Stock in connection with the transaction in accordance with the terms of the Merger Agreement;

•

The exchange of all issued and outstanding Prior WeWork Preferred Stock into a number of shares of WeWork Class A Common Stock based on the Exchange Ratio (using the rounded Exchange Ratio of 0.82619);

•	The issuance of the First Warrant to SBWW and/or its designees to purchase WeWork Class A Common Stock based on the Exchange Ratio (using the rounded Exchange Ratio of 0.82619);

•	The exchange of all issued and outstanding Prior WeWork Common Stock into a number of shares of WeWork Common Stock based on the Exchange Ratio (using the rounded Exchange Ratio of 0.82619);

•	The redemption of 15,006,786 BowX public shares subsequent to BowX public shareholders exercising their right to redeem public shares for their pro rata share of the trust account;

•

The issuance and sale of 150,000,000 shares of WeWork Class A Common Stock for $10.00 per share and an aggregate purchase price of $150 million to Backstop Investor pursuant to the Backstop Subscription Agreement (“Backstop Facility”);

•	The repayment of the $349.0 million short-term loan (“LC Debt Facility”) and accrued interest.

At the Closing, all outstanding Prior WeWork Options, Prior WeWork Restricted Stock Units Awards (RSUs) and warrants were converted into WeWork Options and WeWork Warrants to purchase WeWork Class A Common Stock, and WeWork Restricted Stock Unit Awards.

Each Prior WeWork option was converted into an option to purchase shares of WeWork Class A Common Stock with the number of shares of Prior WeWork Class A Common Stock issuable for such Prior WeWork option determined by multiplying the number of Prior WeWork shares that were issuable upon exercise of such Prior WeWork option multiplied by the Exchange Ratio, rounded down to the nearest whole share. Additionally, the exercise price of each converted option will be determined by dividing the exercise price of the respective Prior WeWork Options by the Exchange Ratio, rounded up to the nearest whole cent.

Each award of Prior WeWork restricted stock units was converted into WeWork Restricted Stock Units with the number of restricted stock units to be converted determined by multiplying the number of Prior WeWork Common Stock underlying such WeWork Restricted Stock Units multiplied by the Exchange Ratio.

The following summarizes the pro forma WeWork Class A Common Stock and WeWork Class C Common Stock issued and outstanding immediately after the Business Combination and Related Transactions, excluding the potential dilutive effect of outstanding stock options, restricted stock units, and common stock warrants:

	Pro Forma Combined Share Ownership in WeWork
	Number of Shares	% Ownership
WeWork Stockholders(1)	578,619,732	80.8%
BowX Sponsor & Sponsor Persons	9,075,000	1.3%
BowX Public Stockholders	33,293,214	4.6%
PIPE Investors	80,000,000	11.2%
Backstop Investor	15,000,000	2.1%

Total (excluding certain WeWork shares)(1)	715,987,946	100%

WeWork remaining consideration(1)	76,680,268

Total shares at Closing(1)	792,668,214

(1)

Total Consideration issued to Prior WeWork is 655,300,000 shares of WeWork Common Stock. The total shares of WeWork Class A Common Stock issued includes shares of WeWork Class A Common Stock issued in respect of outstanding Prior WeWork Common Stock and Prior WeWork Preferred Stock plus shares of WeWork Class A Common Stock underlying or exchangeable for unvested and/or unexercised stock options, restricted stock units, restricted stock awards, warrants, WeWork Partnerships Profits Interest Units (including corresponding shares of WeWork Class C Common Stock) and warrants, respectively, at the Closing. As of October 20, 2021, the final Exchange Ratio is 0.82619 and there were issued 558,926,179 shares of WeWork Class A Common Stock and 19,938,089 shares of WeWork Class C Common Stock to Prior WeWork stockholders as of the Closing (not including shares of WeWork Class A Common Stock underlying or exchangeable for unvested and/or unexercised stock options, restricted stock units, restricted stock awards, warrants and WeWork Partnerships Profits Interest Units). The numbers in this table reflect the pro forma combined share ownership in WeWork using the final Exchange Ratio as of October 20, 2021, and the number of shares as of June 30, 2021, based on the actual redemptions and transactions described above. Inclusion of all such securities would dilute the ownership of all stockholders of WeWork.

The unaudited pro forma condensed combined financial information is based on and should be read in conjunction with the audited historical financial statements of each of BowX and Prior WeWork and the notes thereto, as well as the disclosures contained in the sections titled “BowX’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “WeWork’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” within the Form S-4 filed with the SEC on September 16, 2021.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF JUNE 30, 2021

(Amounts in thousands, except share and per share amounts)	Prior WeWork Inc. (Historical)	BowX (Historical)	Reclassification Adjustments	Pro Forma Transaction Accounting Adjustments	Pro Forma Combined	Note
Assets
Current assets:
Cash and cash equivalents	$843,957	$506	$—	$830,584	$1,675,047	A
Accounts receivable and accrued revenue, net of allowance	118,205	—	—	—	118,205
Other current assets	435,448	—	323	20,417	456,188	B
Prepaid expense	—	323	(323)	—	—

Total current assets	1,397,610	829	—	851,001	2,249,440
Property and equipment, net	5,991,011	—	—	—	5,991,011
Lease right-of-use assets, net	13,923,373	—	—	—	13,923,373
Restricted cash	11,528	—	—	—	11,528
Equity method and other investments	198,163	—	—	—	198,163
Investments held in trust account	—	483,072	—	(483,072)	—	C
Goodwill	678,668	—	—	—	678,668
Intangible assets, net	53,806	—	—	—	53,806
Other assets	932,151	—	—	(515)	931,636	D

Total assets	$23,186,310	$483,901	$—	$367,414	$24,037,625

Liabilities
Current liabilities:
Accounts payable and accrued expenses	$537,600	$3,674	$—	$(5,166)	$536,108	E
Members’ service retainers	347,057	—	—	—	347,057
Deferred revenue	138,207	—	—	—	138,207
Current lease obligations	873,531	—	—	—	873,531
Other current liabilities	440,374	—	48	(349,011)	91,411	F
Franchise tax payable	—	48	(48)	—	—

Total current liabilities	2,336,769	3,722	—	(354,177)	1,986,314
Long-term lease obligations	18,977,544	—	—	—	18,977,544
Unsecured related party debt	2,200,000	—	—	—	2,200,000
Convertible related party liabilities, net	57,944	—	—	(57,944)	—	G
Long-term debt, net	659,446	—	—		659,446
Other liabilities	242,522	—	—	—	242,522
Deferred underwriting commissions in connection with the initial public offering	—	16,905	—	(16,905)	—	H
Warrant liabilities		25,963	—	—	25,963

Total liabilities	24,474,225	46,590	—	(429,026)	24,091,789
Convertible preferred stock	8,379,182	—	—	(8,379,182)	—	I
Redeemable noncontrolling interests	291,901	—	—	(291,901)	—	J
Redeemable BowX Class A Common Stock	—	432,311	—	(432,311)	—	K

(Amounts in thousands, except share and per share amounts)	Prior WeWork Inc. (Historical)	BowX (Historical)	Reclassification Adjustments	Pro Forma Transaction Accounting Adjustments	Pro Forma Combined	Note
Equity
New WeWork shareholders’ equity (deficit):
Prior WeWork Class A Common Stock	177	—	—	(177)	—	L
Prior WeWork Class B Common Stock	—	—	—	—	—
Prior WeWork Class C Common Stock	24	—	—	(24)	—	M
Prior WeWork Class D Common Stock	—	—	—	—	—
BowX Class A Common Stock	—	1	—	70	71	N
BowX Class B Common Stock	—	1	—	(1)	—	O
BowX Class C Common Stock	—	—	—	2	2	P
Additional paid-in capital	2,775,762	26,609	—	9,605,585	12,407,956	Q
Accumulated other comprehensive income (loss)	(116,269)	—	—	—	(116,269)
Accumulated deficit	(12,624,690)	(21,611)	—	2,478	(12,643,823)	R

Total WeWork Shareholders’ equity (deficit)	(9,964,996)	5,000	—	9,607,933	(352,063)
Noncontrolling interests	5,998	—	—	291,901	297,899	S

Total equity (deficit)	(9,958,998)	5,000	—	9,899,834	(54,164)
Total liabilities and equity	$23,186,310	$483,901	$—	$367,414	$24,037,625

The accompanying notes are an integral part of these pro forma financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2021

(Amounts in thousands, except share and per share amounts)	Prior WeWork Inc. (Historical)	BowX (Historical)	Reclassification Adjustments	Pro Forma Transaction Accounting Adjustments		Pro Forma Combined
Revenue	$1,191,331	$—	$—	$—		$1,191,331

Expenses:
Location operating expenses	1,598,812	—				1,598,812
Pre-opening location expenses	76,839	—				76,839
Selling, general and administrative expenses	499,502	4,091	99	551	AA	504,243
Franchise tax expense	—	99	(99)			—
Restructuring and other related costs	466,045	—				466,045
Impairment/(gain on sale) of goodwill, intangibles and other assets	541,585	—				541,585
Depreciation and amortization	364,341	—				364,341

Total expenses	3,547,124	4,190	—	551		3,551,865

Loss from operations	(2,355,793)	(4,190)	—	(551)		(2,360,534)
Interest and other income (expense), net:
Income (loss) from equity method and other investments	(24,510)	—				(24,510)
Interest expense	(217,828)	—		198	BB	(217,630)
Interest income	9,455	—				9,455
Change in fair value of warrant liabilities	—	(12,671)				(12,671)
Net gain from investments held in trust account	—	60		(60)	CC	—
Foreign currency gain (loss)	(37,925)	—				(37,925)
Gain (loss) from change in fair value of related party financial instruments	(350,822)	—		350,822	DD	—
Loss on extinguishment of debt	—	—				—

Total interest and other income (expense), net	(621,630)	(12,611)	—	350,762		(283,281)

Pre-tax loss	(2,977,423)	(16,801)		350,211		(2,643,815)
Income tax benefit (provision)	(7,282)	—		—	EE	(7,282)

Net loss	(2,984,705)	(16,801)	—	350,211		(2,651,097)
Net loss attributable to noncontrolling interests:
Redeemable noncontrolling interests —mezzanine	64,120	—				64,120
Noncontrolling interest — equity	(615)	—				(615)

Net loss attributable to WeWork	$(2,921,200)	$(16,801)	$—	$350,211		$(2,587,592)

Net loss per share attributable to WeWork Class A common stockholders:
Basic	$(16.81)

Diluted	$(16.81)

Weighted-average shares used to compute net loss per share attributable to WeWork Class A common stockholders, basic and diluted	173,751,116
Pro forma net loss per share attributable to WeWork Class A common stockholders
Basic						$(4.17)

Diluted						$(4.17)

Weighted-average shares used to compute net loss per share attributable to WeWork Class A common stockholders, basic and diluted						713,929,498

The accompanying notes are an integral part of these pro forma financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(Amounts in thousands, except share and per share amounts)	Prior WeWork Inc. (Historical)	BowX (Historical)	Reclassification Adjustments	Pro Forma Transaction Accounting Adjustments		Pro Forma Combined
Revenue	$3,415,865	$—	$—	$—		$3,415,865

Expenses:
Location operating expenses	3,542,918	—				3,542,918
Pre-opening location expenses	273,049	—				273,049
Selling, general and administrative expenses	1,604,669	220	122	47,522	AA	1,652,533
Franchise tax expense	—	122	(122)			—
Restructuring and other related costs	206,703	—				206,703
Impairment/(gain on sale) of goodwill, intangibles and other assets	1,355,921	—				1,355,921
Depreciation and amortization	779,368	—				779,368

Total expenses	7,762,628	342	—	47,522		7,810,492

Loss from operations	(4,346,763)	(342)	—	(47,522)		(4,394,627)
Interest and other income (expense), net:
Income (loss) from equity method and other investments	(44,788)	—				(44,788)
Interest expense	(331,217)	—		—	BB	(331,217)
Interest income	16,910	—				16,910
Change in fair value of warrant liabilities	—	(4,664)				(4,664)
Offering costs associated with private placement warrants	—	(9)				(9)
Net gain from investments held in trust account	—	227		(227)	CC	—
Foreign currency gain (loss)	149,196	—				149,196
Gain (loss) from change in fair value of related party financial instruments	819,647	—		(819,647)	DD	—
Loss on extinguishment of debt	(77,336)	—				(77,336)

Total interest and other income (expense), net	532,412	(4,446)	—	(819,874)		(291,908)

Pre-tax loss	(3,814,351)	(4,788)		(867,396)		(4,686,535)
Income tax benefit (provision)	(19,506)	(22)		—	EE	(19,528)

Net loss	(3,833,857)	(4,810)	—	(867,396)		(4,706,063)
Net loss attributable to noncontrolling interests:
Redeemable noncontrolling interests — mezzanine	675,631	—				675,631
Noncontrolling interest — equity	28,868	—				28,868

Net loss attributable to WeWork	$(3,129,358)	$(4,810)	$—	$(867,396)		$(4,001,564)

Net loss per share attributable to WeWork Class A common stockholders:
Basic	$(18.38)

Diluted	$(18.38)

Weighted-average shares used to compute net loss per share attributable to WeWork Class A common stockholders, basic and diluted	170,275,761

Pro forma net loss per share attributable to WeWork Class A common stockholders
Basic						$(6.39)

Diluted						$(6.39)

Weighted-average shares used to compute net loss per share attributable to WeWork Class A common stockholders, basic and diluted						687,531,572

The accompanying notes are an integral part of these pro forma financial statements.

Note 1. Basis of Presentation

The pro forma adjustments have been prepared as if the Business Combination and Related Transactions had been consummated on June 30, 2021, in the case of the unaudited pro forma condensed combined balance sheet and on January 1, 2020, the beginning of the earliest period presented in the unaudited pro forma condensed combined statement of operations. The unaudited pro forma condensed combined financial information has been prepared assuming that, as of October 20, 2021, the final Exchange Ratio is 0.82619.

The unaudited pro forma condensed combined financial information has been prepared assuming the following methods of accounting in accordance with U.S. GAAP and SEC rules and regulations.

The historical financial information of BowX and Prior WeWork has been adjusted in the unaudited pro forma condensed combined financial information to reflect transaction accounting adjustments related to the Business Combination and Related Transactions in accordance with U.S. GAAP.

Transaction costs that are determined to be directly attributable and incremental to the transaction will be deferred and recorded as other assets in the balance sheet leading up until the Closing. For the pro forma purposes, such costs will be recorded as a reduction in cash with a corresponding reduction of additional paid-in capital.

Notwithstanding the legal form of the Business Combination pursuant to the Merger Agreement, the Business Combination will be accounted for under Financial Accounting Standards Board’s Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”) as a reverse acquisition and a recapitalization of WeWork. The Business Combination will be accounted for as a reverse acquisition because WeWork has been determined to be the accounting acquirer primarily based on the evaluation of the following facts and circumstances taking into consideration both the no redemption and maximum redemption scenario:

•	Prior WeWork stockholders comprised a relative majority of the voting power of the combined company,

•	Prior WeWork’s operations prior to the acquisition comprise the only ongoing operations of WeWork,

•	The majority of WeWork’s board of directors were appointed by Prior WeWork Stockholders, and

•	All of WeWork’s senior management are comprised of Prior WeWork’s senior management.

Accordingly, the Business Combination is expected to be reflected as the equivalent of Prior WeWork issuing stock for the net assets of BowX, accompanied by a recapitalization. Under this method of accounting, BowX is treated as the “acquired” company for financial reporting purposes. The net assets of BowX are stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination are those of Prior WeWork.

Following the Closing (as defined below) of the Business Combination and Related Transactions, holders of BowX Class A Common Stock exercising redemption rights received their per share redemption price out of the funds in the trust account. Each BowX Stockholder that was a holder of BowX Class A Common Stock may have elected to redeem all or a portion of its BowX Class A Common Stock at a per-share price, payable in cash, equal to a pro rata share of the aggregate amount on deposit in the trust account (including any interest earned on the funds held in the trust account).

As part of the preparation of these unaudited pro forma condensed combined financial statements, certain reclassifications were made to align Prior WeWork’s and BowX’s financial statement presentation. Upon completion of the Business Combination and Related Transactions, management will perform a comprehensive review of Prior WeWork’s and BowX’s accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the post-combination company.

Note 2. Description of Business Combination

On March 25, 2021, BowX entered into the Merger Agreement with Merger Sub and WeWork, pursuant to which, among other things, (i) Merger Sub merged with and into WeWork, the separate corporate existence of Merger Sub ceased and WeWork became the surviving corporation and a wholly owned subsidiary of BowX (the “First Merger”) and (ii) as soon as practicable following the First Merger and as part of the same overall transaction as the First Merger, the surviving corporation merged with and into Merger Sub II, with Merger Sub II being the surviving entity of such merger (the “Second Merger” and together with the First Merger, the “Mergers”). In connection with the transaction, BowX ceased to exist, and the Company will operate under the name “WeWork Inc.”.

As a result of and upon the Closing, among other things, all outstanding shares of Prior WeWork capital stock immediately prior to the effective time of the First Merger (the “Effective Time”) (other than (A) shares of Class C common stock of Prior WeWork, which were converted into the right to receive a number of shares of Company Class C common stock, par value $0.0001 per share (the “Class C Common Stock”), equal to (x) the exchange ratio under the Merger Agreement (which was equal to 0.82619) (the “Exchange Ratio”) multiplied by (y) the number of shares of Class C common stock of Prior WeWork held by such holder as of immediately prior to the Closing, (B) treasury shares, (C) dissenting shares and (D) shares of capital stock of Prior WeWork subject to stock awards) were cancelled in exchange for the right to receive a portion of an aggregate of 655,300,000 shares of Company Class A common stock, par value $0.0001 (at a deemed value of $10.00 per share) representing a pre-transaction equity value of Prior WeWork of approximately $6.553 billion. Upon Closing, the Company received approximately $1.3 billion in gross cash proceeds consisting of approximately $333.0 million from the BowX trust account, $150.0 million from the previously announced backstop investment by DTZ Worldwide Limited, a parent company to Cushman & Wakefield U.S., Inc., and $800.0 million from the PIPE Investment.

Prior to the Special Meeting, a total of 15,006,786 shares of Class A Common Stock were presented for redemption for cash at a price of $10.00 per share in connection with the Special Meeting. As previously disclosed, the Backstop Investor committed to subscribe for the number of shares of Class A Common Stock equal to the amount of the Redemptions, subject to a cap of 15,000,000 shares of Class A Common Stock. The purchase price for such shares of Class A Common Stock was equal to $10.00 per share multiplied by the number of Redemptions, subject to the Cap, for an aggregate purchase price of up to $150,000,000. Substantially concurrently with the Closing, the Backstop Investor subscribed for 15,000,000 shares of Class A Common Stock for $150,000,000. So long as the Backstop Investor continues to hold a specified amount of shares of Class A Common Stock, then the Backstop Investor has the right to designate a board observer.

Note 3. Pro Forma Adjustments

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet

The adjustments included in the unaudited pro forma condensed combined balance sheet as of June 30, 2021 are as follows:

(A) Cash. Reflects the impact of the Business Combination and Related Transactions on the cash balance of WeWork. The table below reflects the sources and uses of funds related to the Business Combination and Related Transactions:

(Amounts in thousands)	Note
Cash balance of Prior WeWork prior to Business Combination		$843,957
Cash balance of BowX prior to Business Combination		506

Total Pre-adjustment cash balance		844,463
Proceeds from cash held in trust account	1	332,997
Payment of underwriter fees	2	(16,905)
PIPE Investment	3	800,000
Backstop Investment	4	150,000
Payment of transaction costs	5	(59,817)
Payment of employee bonuses	6	(26,482)
Payment of short-term loan and accrued interest	7	(349,209)

Adjustment to cash in connection with the Business Combination		830,584

Ending cash and cash equivalents balance		$1,675,047

(1) Reflects the reclassification of cash and cash equivalents held in the trust account subsequent to BowX public shareholders exercising their right to redeem 15,006,786 public shares for their pro rata share of the trust account of approximately $150 million.

(2) Reflects the payment of $16.9 million of deferred underwriters’ fees. The fees are expected to be paid at closing out of the monies in the trust account.

(3) Represents the proceeds from the PIPE subscription agreements of 80,000,000 shares of BowX Class A Common Stock at $10 per share.

(4) Represents the proceeds from the Backstop subscription agreement of 15,000,000 shares of WeWork Class A Common Stock at $10.00 per share.

(5) Represents expected settlement of BowX and WeWork transaction costs at close in connection with the Mergers. Of the total, $44.8 million relates to financial advisory, legal and other fees to be incurred, and $15.0 million relates to PIPE fees. Of the amount shown, $4.9 million was incurred or accrued on the balance sheet as of June 30, 2021.

(6) Represents the payment of $26.5 million in bonuses to employees upon closing of the transaction, of which $24.5 million is subject to clawback if the employee does not meet certain service conditions and is therefore presented as deferred compensation expense that will be amortized over the requisite service period.

(7) Represents funds from the transaction used to repay the short-term loan and related accrued interest under WeWork’s LC Debt Facility.

(B) Other Current Assets. Represents the payment of $26.5 million in bonuses to employees upon closing of the transaction, of which $24.5 million is subject to clawback if the employee does not meet certain service conditions and is therefore presented as deferred compensation expense that will be amortized over the requisite service period.

(C) Investments held in Trust Account. Reflects the reclassification of cash and cash equivalents held in the trust account subsequent to BowX public shareholders exercising their right to redeem 15,006,786 public shares for their pro rata share of the trust account of approximately $150 million.

(D) Other Assets. Reflects the impact of the Business Combination and Related Transactions on the other assets balance of WeWork. The table below reflects the impacts related to the Business Combination and Related Transactions:

(Amounts in thousands)	Note
Other assets balance of Prior WeWork prior to Business Combination		$932,151
Other assets balance of BowX prior to Business Combination		—

Total Pre-adjustment other assets		932,151
Deferred employee bonuses	1	4,083
Transaction costs incurred	2	(4,598)

Adjustment to other assets with the Business Combination		(515)

Ending other assets of WeWork		$931,636

(1) Represents the payment of $26.5 million in bonuses to employees upon closing of the transaction, of which $24.5 million is subject to clawback if the employee does not meet certain service conditions and is therefore presented as deferred compensation expense that will be amortized over the requisite service period.

(2) Represents WeWork transaction costs previously capitalized, including $3.2 million paid as of June 30, 2021.

(E) Accounts payable and accrued expenses. Reflects the impact of the Business Combination and Related Transactions on the accounts payable and accrued expenses balance of WeWork. The table below reflects the impacts related to the Business Combination and Related Transactions:

(Amounts in thousands)	Note
Accounts payable and accrued expenses balance of Prior WeWork prior to Business Combination		$537,600
Accounts payable and accrued expenses balance of BowX prior to Business Combination		3,674

Total Pre-adjustment accounts payable and accrued expenses		541,274
Payment of transaction costs incurred	1	(4,968)
Payment of accrued interest on WeWork’s short-term loan	2	(198)

Adjustment to accounts payable and accrued expenses with the Business Combination		(5,166)

Ending accounts payable and accrued expenses of WeWork		$536,108

(1) Reflects transaction expenses, including WeWork amounts previously capitalized and not paid of $1.4 million, and BowX amounts incurred and not paid of $3.5 million.

(2) Reflects payment of accrued interest on WeWork’s short-term loan.

(F) Other current liabilities. Represents payment of short-term loan under WeWork’s LC Debt Facility.

(G) Convertible related party liabilities, net. Reflects exchange of Prior WeWork Preferred Stock warrants into BowX Class A Common Stock warrants, pursuant to the terms of the Merger Agreement. Prior WeWork Preferred Stock warrants were previously redeemable, resulting in Prior WeWork classifying such warrants as liabilities in its historical financial statements. The WeWork Class A Common Stock warrants exchanged for Prior WeWork Preferred Stock warrants are equity-classified warrants and the adjustment reflects the reclassification of the warrants from liability to additional paid-in capital.

(H) Deferred underwriting commissions in connection with the initial public offering. Reflects the payment of $16.9 million of deferred underwriters’ fees. The fees are expected to be paid at closing out of the monies in the trust account.

(I) Convertible Preferred Stock. Reflects the impact of the Business Combination and Related Transactions on the Convertible Preferred Stock. The table below reflects the impacts related to the Business Combination and Related Transactions:

(Amounts in thousands)	Note
Convertible Preferred Stock of Prior WeWork prior to Business Combination		$8,379,182
Convertible Preferred Stock of BowX prior to Business Combination		—

Total Pre-adjustment Convertible Preferred Stock		8,379,182
Conversion of Prior WeWork Preferred Stock to Class A Common Stock	1	(8,376,150)
Cancellation and automatic conversion of Prior WeWork Series C Convertible Note to BowX Class A Common Stock	2	(3,032)

Adjustment to Convertible Preferred Stock with the Business Combination		(8,379,182)

Ending Convertible Preferred Stock of WeWork		$—

(1) Represents conversion of 499,018,795 shares of Preferred Stock to 412,284,338 shares of BowX Class A Common Stock as part of recapitalization of Prior WeWork equity and issuance of post-combination Common Stock to Prior WeWork Preferred Stockholders as consideration for the reverse recapitalization.

(2) Represents cancellation and automatic conversion of Prior WeWork Series C Convertible Notes (convertible into 566,933 shares of Series C Preferred Stock if converted prior to Closing) to 468,394 shares of BowX Class A Common Stock.

(J) Redeemable noncontrolling interests. Represents reclassification of noncontrolling interests from temporary equity to permanent equity, reflecting cancellation of redemption feature upon occurrence of liquidity event.

(K) Mezzanine BowX Class A Common Stock. Represents the reclassification of BowX public shares, from temporary equity to permanent equity, subsequent to BowX public shareholders exercising their right to redeem 15,006,786 public shares for their pro rata share of the trust account of approximately $150 million.

(L) WeWork Common Stock, Class A. Represents conversion of 176,628,752 Prior WeWork Class A Common Stock to 145,928,908 shares of BowX Class A Common Stock as consideration for the reverse recapitalization.

(M) WeWork Common Stock, Class C. Represents conversion of 24,132,575 shares of Prior WeWork Class C Common Stock to 19,938,089 shares of BowX Class C Common Stock as consideration for the reverse recapitalization.

(N) BowX Class A Common Stock. Reflects the impact of the Business Combination and Related Transactions on the BowX Class A Common Stock not subject to redemption. The table below reflects the impacts related to the Business Combination and Related Transactions:

(Amounts in thousands)	Note
Prior WeWork Class A Common Stock prior to Business Combination		$—
BowX Class A Common Stock prior to Business Combination		1

Total Pre-adjustment Class A Common Stock		1
PIPE Investment proceeds	1	8
Backstop Investment proceeds	2	2
Reclassification of BowX public shares to BowX Class A Common Stock	3	3
Conversion of Prior WeWork Preferred Stock to BowX Class A Common Stock	4	41
Conversion of Prior WeWork Series C Convertible Note to BowX Class A Common Stock	5	—
Conversion of Prior WeWork Class A Common Stock to BowX Class A Common Stock	6	15
Forfeiture and conversion of BowX Class B Common Stock to BowX Class A Common Stock	7	1

Adjustment to Class A Common Stock with the Business Combination		70
Ending Class A Common Stock of WeWork		$71

(1) Represents the proceeds from the PIPE subscription agreements of 80,000,000 shares of BowX Class A Common Stock at $10 per share.

(2) Represents the proceeds from the Backstop subscription agreement of 15,000,000 shares of WeWork Class A Common Stock at $10.00 per share.

(3) Represents the reclassification of BowX public shares, from temporary equity to permanent equity, subsequent to BowX public shareholders exercising their right to redeem 15,006,786 public shares for their pro rata share of the trust account of approximately $150 million.

(4) Represents conversion of 499,018,795 shares of Preferred Stock to 412,284,338 shares of BowX Class A Common Stock as part of recapitalization of Prior WeWork equity and issuance of post-combination Common Stock to Prior WeWork Preferred Stockholders as consideration for the reverse recapitalization.

(5) Represents cancellation and automatic conversion of Prior WeWork Series C Convertible Notes (convertible into 566,933 shares of Series C Preferred Stock if converted prior to Closing) to 468,394 shares of BowX Class A Common Stock.

(6) Represents conversion of 176,628,752 Prior WeWork Class A Common Stock to 145,928,908 shares of BowX Class A Common Stock as consideration for the reverse recapitalization.

(7) Represents sponsor’s forfeiture of 3,000,000 shares of BowX Class B Common Stock pursuant to the terms of the Sponsor Support Agreement, with such shares cancelled by BowX, and the conversion of the remaining 9,075,000 shares of BowX Class B Common Stock to a like number of shares of BowX Class A Common Stock.

(O) BowX Class B Common Stock. Represents sponsor’s forfeiture of 3,000,000 shares of BowX Class B Common Stock pursuant to the terms of the Sponsor Support Agreement, with such shares cancelled by BowX, and the conversion of the remaining 9,075,000 shares of BowX Class B Common Stock to a like number of shares of BowX Class A Common Stock.

(P) BowX Class C Common Stock. Represents conversion of 24,132,575 shares of Prior WeWork Class C Common Stock to 19,938,089 shares of BowX Class C Common Stock as consideration for the reverse recapitalization.

(Q) Additional paid-in capital. Reflects the impact of the Business Combination and Related Transactions on the additional paid-in capital of WeWork. The table below reflects the impacts related to the Business Combination and Related Transactions:

(Amounts in thousands)	Note
Additional paid-in capital of Prior WeWork prior to Business Combination		$2,775,762
Additional paid-in capital of BowX prior to Business Combination		26,609

Total Pre-adjustment additional paid-in capital		2,802,371
PIPE Investment proceeds	1	799,992
Backstop Investment proceeds	2	149,999
Reclassification of BowX public shares to BowX Class A Common Stock	3	282,233
Conversion of WeWork Preferred Stock to BowX Class A Common Stock	4	8,376,109
Cancellation and automatic conversion of Prior WeWork Series C Convertible Note to BowX Class A Common Stock	5	3,032
Conversion of Prior WeWork Class A Common Stock to BowX Class A Common Stock	6	162
Conversion of Prior WeWork Class C Common Stock to BowX Class C Common Stock	7	22
Sponsor’s forfeiture of 3,000,000 BowX Class B Common Stock	8	—
Reclassification of BowX accumulated deficit	9	(18,079)
Payment of transaction costs	10	(62,980)
Exchange of Prior WeWork Preferred Stock warrants into BowX Class A Common Stock warrants	11	57,944
Issuance of equity-classified warrant to an existing Prior WeWork preferred shareholder	12	390,945
Fair value of contingently issuable shares related to warrants issued to principal stockholders	12	(390,945)
Incremental stock-based compensation expense	13	17,151

Adjustment to additional paid-in capital with the Business Combination		9,605,585

Ending additional paid-in capital of WeWork		$12,407,956

(1) Represents the proceeds from the PIPE subscription agreements of 80,000,000 shares of BowX Class A Common Stock at $10 per share.

(2) Represents the proceeds from the Backstop subscription agreement of 15,000,000 shares of WeWork Class A Common Stock at $10.00 per share.

(3) Represents the reclassification of BowX public shares, subject to possible redemption, from temporary equity to permanent equity, subsequent to BowX public shareholders exercising their right to redeem 15,006,786 public shares for their pro rata share of the trust account.

(4) Represents conversion of 499,018,795 shares of Preferred Stock to 412,284,338 shares of BowX Class A Common Stock as part of recapitalization of Prior WeWork equity and issuance of post-combination Common Stock to Prior WeWork Preferred Stockholders as consideration for the reverse recapitalization.

(5) Represents cancellation and automatic conversion of Prior WeWork Series C Convertible Notes (convertible into 566,933 shares of Series C Preferred Stock if converted prior to Closing) to 468,394 shares of BowX Class A Common Stock.

(6) Represents conversion of 176,628,752 Prior WeWork Class A Common Stock to 145,928,908 shares of BowX Class A Common Stock as consideration for the reverse recapitalization.

(7) Represents conversion of 24,132,575 shares of Prior WeWork Class C Common Stock to 19,938,089 shares of BowX Class C Common Stock as consideration for the reverse recapitalization.

(8) Represents sponsor’s forfeiture of 3,000,000 shares of BowX Class B Common Stock pursuant to the terms of the Sponsor Support Agreement, with such shares cancelled by BowX, and the conversion of the remaining 9,075,000 shares of BowX Class B Common Stock to a like number of shares of BowX Class A Common Stock.

(9) Represents the reclassification of BowX’s historical accumulated deficit.

(10) Represents expected settlement of BowX and WeWork transaction costs at close in connection with the Mergers. Of the total, $48 million relates to financial advisory, legal and other fees to be incurred, and $15.0 million relates to PIPE fees.

(11) Reflects exchange of Prior WeWork Preferred Stock warrants into BowX Class A Common Stock warrants, pursuant to the terms of the Merger Agreement. Prior WeWork Preferred Stock warrants were previously redeemable, resulting in Prior WeWork classifying such warrants as liabilities in its historical financial statements. The WeWork Class A Common Stock warrants exchanged for Prior WeWork Preferred Stock warrants are equity-classified warrants and the adjustment reflects the reclassification of the warrants from liability to additional paid-in capital.

(12) Represents issuance of equity-classified warrant to existing Prior WeWork preferred shareholder, to purchase 39,133,649 shares of BowX Class A Common Stock (giving effect to the Exchange Ratio) at an exercise price of approximately $0.01 per share. The fair value of the warrants is also reflected as a charge to additional paid-in capital representing an inducement to exercise existing conversion rights of WeWork’s Convertible Preferred Stock by the shareholder. The fair value is calculated using a $10 per share reference price. The actual fair value of the warrants will be dependent on the value of BowX Class A Common Stock at Closing of the Mergers. The fair value of the warrants will fluctuate by approximately $39.1 million for every $1.00 change in share price.

(13) Reflects incremental stock-based compensation expense related to restricted stock units for which the performance condition is deemed to be satisfied upon Closing.

(R) Accumulated deficit. Represents pro forma adjustments to accumulated deficit to reflect the following:

(Amounts in thousands)	Note
Accumulated deficit of Prior WeWork prior to Business Combination		$(12,624,690)
Accumulated deficit of BowX prior to Business Combination		(21,611)

Total Pre-adjustment accumulated deficit		(12,646,301)
Reclassification of BowX accumulated deficit	1	18,079
Non-recurring transaction costs incurred by BowX	2	3,532
Payment of employee bonuses not subject to service conditions	3	(1,982)
Incremental stock-based compensation	4	(17,151)

Adjustment to accumulated deficit with the Business Combination		2,478

Ending accumulated deficit of WeWork		$(12,643,823)

(1) Represents the reclassification of BowX’s historical accumulated deficit.

(2) Represents BowX transaction costs incurred but not paid as of June 30, 2021.

(3) Represents the payment of bonuses to employee management upon closing of the transaction not subject to clawback discussed in (A), (B) and (D) above.

(4) Reflects incremental stock-based compensation expense related to restricted stock units for which the performance condition is deemed to be satisfied upon Closing.

(S) Noncontrolling interest. Represents reclassification of noncontrolling interests from temporary equity to permanent equity, reflecting cancellation of redemption feature upon occurrence of liquidity event.

Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations

The adjustments included in the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 and for the year ended December 31, 2020 are as follows:

(AA) Selling, general and administrative expenses. Reflects the impact of the Business Combination and Related Transactions on the selling, general and administrative expenses of WeWork. The table below reflects the impacts related to the Business Combination and Related Transactions:

(Amounts in thousands)	Note	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Selling, general and administrative expenses of Prior WeWork prior to Business Combination		$499,502	$1,604,669
Selling, general and administrative expenses of BowX prior to Business Combination		4,091	220
Reclassification of BowX franchise tax expense		99	122

Total Pre-adjustment selling, general and administrative expenses		503,692	1,605,011
Incremental incentive compensation expense	1	4,083	22,399
Non-recurring transaction costs incurred by BowX	2	(3,532)	—
Incremental stock-based compensation	3	—	25,123

Adjustment to Selling, general and administrative expenses with the Business Combination		551	47,522

Ending Selling, general and administrative expenses of WeWork		$504,243	$1,652,533

(1) Reflects incremental incentive compensation expense related to bonus awards related to the Business Combination.

(2) Elimination of non-recurring transaction costs incurred by BowX in connection with the transaction.

(3) Reflects incremental stock-based compensation expense related to restricted stock units for which the performance condition is deemed to be satisfied upon Closing.

(BB) Elimination of the interest expense incurred during the the six months ended June 30, 2021 following the repayment of the short-term loan under WeWork’s LC Debt Facility in connection with the transaction.

(CC) Elimination of net gain from investments held in trust account.

(DD) Reflects the elimination of remeasurement gains on WeWork’s Convertible Preferred Stock warrant liability. See (G) above for further details on convertible related party liabilities.

(EE) No pro forma tax effect reflected due to full valuation allowance as of June 30, 2021 and December 31, 2020.

Note 4. Pro Forma Net Loss Per Share

On February 26, 2021, in connection with the Settlement Agreement (as defined in Note 16 of the notes to Prior WeWork’s unaudited interim condensed consolidated financial statements included in the proxy statement/prospectus filed with the SEC on September 16, 2021), all of the outstanding shares of Class B Common Stock were automatically converted into shares of Class A Common Stock and the shares of Class C Common Stock of Prior WeWork now have one vote per share, instead of three (the “Class B Conversion”).

The unaudited pro forma basic and diluted loss per share attributable to Class A Common Stockholders for the six months ended June 30, 2021 and Class A and Class B Common Stockholders for the year ended December 31, 2020 has been prepared to give effect to adjustments to the numerator in the pro forma basic and diluted net loss per share calculation to:

•	include incremental incentive compensation expense related to bonus awards related to the Business Combination and Related Transactions;

•	include incremental stock-based compensation expense related to restricted stock units for which the performance condition is deemed to be satisfied upon Closing;

•	include incremental expense related to the fair value of contingently issuable shares related to warrants issued to principal stockholders;

•	remove net gain from investments held in trust account;

•	remove remeasurement gains on Prior WeWork’s Convertible Preferred Stock warrant liability; and

The unaudited pro forma net basic and diluted net loss per share attributable to Class A Common Stockholders for the six months ended June 30, 2021 and Class A and Class B Common Stockholders for the year ended December 31, 2020 has been prepared to give effect to adjustments to the denominator in the pro forma basic and diluted net income per share calculation to give effect to:

•

the conversion of 9,075,000 shares of BowX Class B Common Stock into 9,075,000 shares of WeWork Class A Common Stock in connection with the transaction in accordance with the terms of the Merger Agreement;

•

the issuance of 33,293,214 shares of WeWork Class A Common Stock related to the BowX Public Stockholders subsequent to BowX Public Stockholders exercising their right to redeem 15,006,786 public shares for their pro rata share of the trust account pursuant to the Subscription Agreements, executed concurrently with the Merger Agreement;

•	the issuance of 80,000,000 shares of New WeWork Class A Common Stock related to the PIPE Investment pursuant to the Subscription Agreements, executed concurrently with the Merger Agreement;

•

the automatic conversion of warrants issued to principal stockholder including contingently issuable shares, into shares of WeWork Class A Common Stock based on the Exchange Ratio, which automatically converts in connection with the Business Combination. The Company used the if-converted method as though the conversion had occurred as of the beginning of the period or the original date of issuance, if later;

•	the issuance of 15,000,000 shares of WeWork Class A Common Stock related to the Backstop subscription agreement;

•

the conversion of all outstanding convertible preferred stock into WeWork Class A Common Stock based on the Exchange Ratio, which automatically converts in connection with the Business Combination. The Company used the if-converted method as though the conversion had occurred as of the beginning of the period or the original date of issuance, if later;

•

the automatic conversion of the convertible note that is convertible into shares of WeWork Class A Common Stock based on the Exchange Ratio, which automatically converts in connection with the Business Combination. The convertible note is convertible into 566,933 shares of Prior WeWork Series C Preferred Stock if converted prior to Closing. The Company used the if- converted method as though the conversion had occurred as of the beginning of the period or the original date of issuance, if later;

•

the issuance of WeWork Class A Common Stock upon the vesting and settlement of RSUs for which the service-based vesting condition was satisfied as of June 30, 2021 and December 31, 2020 and the qualifying liquidity-based vesting condition will be satisfied in connection with the Closing of the Business Combination (“liquidity-based RSUs”).

The numerators and denominators of the basic and diluted pro forma net loss per share computations for our Common Stock are calculated as follows for the six months ended June 30, 2021:

(Amounts in thousands, except share and per share data)
Numerator:
Pro forma combined net loss attributable to WeWork	$(2,587,592)
Fair value of contingently issuable shares related to warrants issued to principal stockholders	(390,945)

Net loss attributable to New WeWork Class A Common Stockholders	$(2,978,537)

Denominator:
Basic shares:
Pro forma WeWork Inc. weighted-average shares outstanding used for basic net loss per share computation	143,551,434
Pro forma BowX Sponsor & Sponsor Persons shares	9,075,000
Pro forma BowX Public Stockholders shares	33,293,214
Pro forma PIPE Investor Shares	80,000,000
Pro forma adjustment to reflect warrants issued to principal stockholder	44,183,540
Pro forma Backstop Investor	15,000,000
Pro forma adjustment to reflect assumed conversion of Series A, B, C, D-1, D-2, E, F, G, G-1, H-1, Acquisition and Junior preferred stock to WeWork Class A Common Stock	387,874,403
Pro forma adjustment to reflect assumed conversion of convertible notes to Class A Common Stock	569,067
Pro forma adjustment to reflect assumed conversion of vested liquidity-based RSUs	382,840

Number of shares used for pro forma basic net loss per share computation	713,929,498

Diluted shares:
Weighted-average shares—Diluted	713,929,498

Pro forma net loss per share attributable to WeWork Class A Common Stockholders:
Basic	$(4.17)

Diluted	$(4.17)

The numerators and denominators of the basic and diluted pro forma net loss per share computations for our Common Stock are calculated as follows for the year ended December 31, 2020:

(Amounts in thousands, except share and per share data)
Numerator:
Pro forma combined net loss attributable to WeWork	$(4,001,564)
Fair value of contingently issuable shares related to warrants issued to principal stockholders	(390,945)

Net loss attributable to WeWork Class A Common Stockholders	$(4,392,509)

Denominator:
Basic shares:
Pro forma WeWork Inc. weighted-average shares outstanding used for basic net loss per share computation	140,680,131
Pro forma BowX Sponsor & Sponsor Persons shares	9,075,000
Pro forma BowX Public Stockholders shares	33,293,214
Pro forma PIPE Investor Shares	80,000,000
Pro forma Backstop Investor	15,000,000
Pro forma adjustment to reflect warrants issued to principal stockholder	151,503,055
Pro forma adjustment to reflect assumed conversion of Series A, B, C, D-1, D-2, E, F, G, G-1, H-1, Acquisition and Junior preferred stock to WeWork Class A Common Stock	256,250,237
Pro forma adjustment to reflect assumed conversion of convertible notes to Class A Common Stock	648,809
Pro forma adjustment to reflect assumed conversion of vested liquidity-based RSUs	1,081,126

Number of shares used for pro forma basic net loss per share computation	687,531,572

Diluted shares:
Weighted-average shares—Diluted	687,531,572

Pro forma net loss per share attributable to WeWork Class A Common Stockholders:
Basic	$(6.39)

Diluted	$(6.39)